UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
March 31, 2006


High Income Portfolio
Of Merrill Lynch Bond Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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High Income Portfolio of Merrill Lynch Bond Fund, Inc.



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
B. Daniel Evans, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Portfolio outperformed its benchmark and its comparable Lipper category average for the period, benefiting from its position in lower-quality credits and an ample cash allocation.


How did the Portfolio perform during the period?

For the six-month period ended March 31, 2006, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.33%, +5.06%, +5.02% and +5.46%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 and 9 of this report to shareholders.) Portfolio results for the period exceeded the +3.68% return of the benchmark Credit Suisse High Yield Index and the +3.46% average return of the Lipper High Current Yield Funds category. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The high yield asset class and the Portfolio significantly outperformed Treasury issues, which returned -2.53% for the six-month period ended
March 31, 2006 as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. For the most part, the high yield market had digested the General Motors Corp. and Ford Motor Co. downgrades of last spring.
The major auto companies' entrance into the high yield market had caused a major disruption, with the market hitting a low point on May 16, 2005, and rebounding thereafter. As such, the Portfolio's six-month period was largely characterized by a return to strength, with the market finding support in a relatively strong economy and investor willingness to assume risk. In fact, the performance of many of our more speculative holdings improved during the period and contributed meaningfully to the Portfolio's outperformance. Although we have been reducing exposure to lower-quality, higher-beta issues as they reached our price targets, the portfolio realized strong gains in many of those more aggressive names that we retained. Notably, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during this period as interest rates rose (and bond prices, which move in the opposite direction of yields, declined).

Also contributing to relative performance was our position in cash equivalents, which retain their value even as Treasury prices decline, and our tactical use of 10-year Treasury futures. Although 10-year Treasury yields ultimately increased 52 basis points (.52%) between September 30, 2005 and March 31, 2006, there also were intermittent periods when Treasury prices rallied and yields declined. We shifted in and out of our short position in Treasury futures based on our assessment of interest rate direction. The goal was to cushion the Portfolio from the negative price impact that accompanies periods of rising interest rates. This strategy added incrementally to the return of the Portfolio.

In terms of sector attribution, we had positive results from security selection in energy - other, where high oil prices provided support, and automotive. In general, we avoided heavy weightings in General Motors and Ford, instead favoring auto suppliers for their higher return potential. These companies' prices were hurt as a result of the General Motors and Ford downgrades, but their prices rallied dramatically since then and added to the overall return of the Portfolio. We reduced those holdings, including Metaldyne Corp. and Cooper-Standard Automotive, Inc. since their strong recovery. Another positive during the period was our substantial position in the second lien debt securities of Calpine Corp., an independent power producer. Although Calpine declared bankruptcy in the fourth quarter of 2005, the second lien securities rallied on the news. We had eliminated our position by December 31, 2005.

Finally, our exposure to emerging markets benefited performance. Emerging markets bonds were the top-performing fixed income asset class of 2005.


Describe conditions in the high yield market during the period.

The high yield market generally moved upward over the past six months, notwithstanding a temporary soft period from mid-September through October 2005. Hurricanes Katrina and Rita caused some disruption in the market, primarily in the form of increasing energy prices, which hurt packaging companies the most. The high price of natural gas increases the cost of feedstock that the packaging companies use to make plastic packaging.

Yield spreads between Treasury issues and high yield bonds continued to decline during the six-month period. At March 31, 2006, the spread was 350 basis points, down from 377 basis points on September 30, 2005. This was still wide compared to the historic month-end low of 307 basis points recorded in February 2005. Nevertheless, we believe spreads will remain fairly narrow, as the default rate in the high yield sector continues to be lower than expectations. Both Moody's and Standard & Poor's are forecasting a default rate below 3% for all of 2006. For some context, Standard & Poor's had recorded a default rate of 8.5% at the end of 2002.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



In 2005, new issuance in the market totaled $103.6 billion comprised of 399 transactions, down from $142.4 billion in 575 transactions in 2004. March 2006 brought high yield issuance of approximately $10 billion, well above the $5.7 billion in new supply in January 2006 and comparable to the $9.7 billion issuance in March 2005. Year-to-date, new issuance appears to be on par with 2005 at just over $31 billion. After experiencing inflows in January and February 2006, high yield mutual funds experienced market outflows of $402 million in March.


What changes were made to the Portfolio during the period?

We continued with the strategy outlined in our last report to shareholders. That is, we reduced exposure to CCC-rated credits, many of which had appreciated sharply, while adding to our holdings in B-rated issues. Overall, we dramatically reduced the beta of the Portfolio. At the end of March, the Portfolio was slightly underweight in CCC-rated credits relative to the Credit Suisse High Yield Index. A year ago, our CCC exposure was roughly twice that of the Index. In addition, as the Treasury market became less attractive, we substantially increased our weighting in cash equivalents, which provides us with ample liquidity to take advantage of market opportunities as they present themselves and also reduces portfolio duration.

We reduced exposure to emerging markets during the period, as we believe the market is much less attractive than one year ago. Nevertheless, we continue to use emerging markets issues, especially corporate issues, where we see value, and ended the period with a commitment of 6% of net assets.

We gradually worked down our weighting in the chemicals sector from an overweight to a market weight. We also reduced exposure to manufacturing and packaging, and remain underweight in utilities and health care, two areas that we felt were overpriced. The Portfolio is overweight in the energy - other sector. When available, we increasingly used floating rate securities, the advantage being that their rates move up in line with rising short-term interest rates. Given the Federal Reserve Board's interest rate-hiking action over the past two years, these securities have become more attractive.

Overall, we continued our efforts to refresh the portfolio, adding new names and trimming those that had either appreciated markedly or deteriorated so as not to warrant further investment. We selectively participated in the new-issue calendar, seeking to add value by looking at new transactions with a discerning eye.


How would you characterize the Portfolio's position at the close of the period?

We anticipate continued strong appetites on the part of high yield investors and expect economic growth to remain moderately strong, supporting the creditworthiness of high yield issuers. We believe robust merger and acquisition and leveraged buyout activity is likely to increase leverage in selected sectors and result in large new issuance in the high yield space as equity sponsors finance this activity. Default risk is expected to remain low over the next two years, partly because of the strength of the economy and also because of investor receptiveness to high yield and leveraged loan issuance. This, in turn, provides non-investment grade companies with liquidity and the ability to finance their needs.

Amid these conditions, our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity, and to reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for the remainder of 2006, in addition to the year-to-date outperformance of 750 basis points (7.5%). Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are more closely correlated to Treasury issues. Further moderate increases in Treasury yields are anticipated. We expect to maintain a cash position in the 10%-plus area in the near term as we look to a large new-issue calendar to offer some value. The penalty for holding cash equivalents is far less now than it was a year ago given the much higher short-term interest rates. The Portfolio's cash position has been a relative positive in the past few months.

We are seeking to maintain a liquid portfolio, adding new names and deleting others in an effort to stay current with issuance in the marketplace. We will continue to review the new-issue calendar and participate selectively where we discern value, and intend to take the same approach with regard to emerging markets investments.


B. Daniel Evans
Vice President and Portfolio Manager


April 11, 2006



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


                                                                                                                       Percent of
As of March 31, 2006                                                                                                   Net Assets
Ten Largest Corporate Holdings



Intelsat Bermuda Ltd.*  Intelsat is the second largest fixed satellite service firm in the world with a fleet of 28 satellites and revenues of $1.1 billion. Intelsat was acquired by a consortium of private equity firms in late 2004 and is scheduled to merge with rival PanAmSat Corp. by midyear. The combined entity will be the largest satellite provider of voice, video and
                        data transmissions.                                                                                  1.8%

Petroleum Export Ltd.   Petroleum Export is a special purpose vehicle created to provide Egyptian General
                        Petroleum Corporation with funds generated from the issuance of secured notes in
                        exchange for crude oil and naphtha shipments.                                                        1.6

American Tire           American Tire Distributors is one of the largest independent distributors of tires and
Distributors, Inc.*     related products in the United States. American Tire's distribution business is conducted
                        throughout about 70 distribution centers that serve about 40 states.                                 1.6

Charter Communications  Charter Communications is the fourth largest cable television operator in the United States
Holdings LLC*           and is controlled by Paul Allen. Charter is also one of the more levered cable operators as a result of large acquisitions and softer performance. Charter has been able to issue convertible debt, complete a significant debt exchange and is in the process of refinancing its bank facility.
                        All of these transactions improve liquidity, extend maturities and reduce debt.                      1.5

NRG Energy Inc.*        Following its merger with Texas Genco LLC, NRG is now one of the largest independent power producers in the country. The company should be able to take advantage of its geographic
                        and fuel diversity to generate significant positive cash flows going forward.                        1.5

Time Warner Telecom*    Time Warner Telecom is a competitive telecommunications provider to business and municipal customers, with a smaller amount of wholesale revenues to national telecommunication firms.
                        The company provides managed network services that range from simple telephony to fully
                        integrated voice, video and data transmissions.                                                      1.4

Petrobras International Petrobras is a government-controlled enterprise responsible for all hydrocarbon activities in
                        Brazil. The company also has oil and gas operations in international locations, with significant international operations in Latin American countries. Petrobas is engaged in a range of oil and gas activities, which include segments such as E&P, refining, transportation, and marketing
                        and distribution.                                                                                    1.4

Omnova Solutions, Inc.  In March, Omnova reported a flat year-over-year EBITDA for the quarter ended February 28,
                        2006. Management indicated that demands have been strengthening in the last two months of the last quarter and are continuing into the current quarter. Currently, petroleum-based raw material costs are expected to remain flat to down compared to 2005. This cost trend is favorable to the company. Subsequently, management is expecting a significant improvement in financial performance in 2006. Omnova is a leading U.S. producer of SB Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also produces decorative
                        products for the office, hotel and institutional refurbishment markets.                              1.3

Cablevision Systems     Cablevision has three million cable subscribers in the New York tri-state area and is the
Corp.                   leading provider in the United States of the triple play strategy (television, Internet and phone service). The company's concentrated subscriber base has enabled it to lead other providers in terms of new technology deployment. Even with recent transactions to enhance
                        shareholder value, Cablevision's balance sheet reflects strong credit statistics.                    1.3

Liberty Media Corp.     These convertible bonds are an obligation of Liberty Media, but upon conversion are
                        exchangeable into shares of media giant Time Warner Common Stock.                                    1.3

* Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Portfolio Information (concluded)


As of March 31, 2006


Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            2.2%
BB/Ba                                             10.6
B/B                                               55.5
CCC/Caa                                            5.5
D                                                  0.6
NR (Not Rated)                                     8.9
Other*                                            16.7

 * Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Manufacturing                                      8.1%
Energy--Other                                      7.7
Cable--U.S.                                        6.9
Paper                                              5.8
Utility                                            5.0

   For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month         12-Month         10-Year        Standardized
As of March 31, 2006                                  Total Return    Total Return     Total Return     30-day Yield
High Income Portfolio Class A Shares*                    +5.33%          +8.13%          + 68.47%           6.49%
High Income Portfolio Class B Shares*                    +5.06           +7.57           + 60.23            6.23
High Income Portfolio Class C Shares*                    +5.02           +7.51           + 59.18            6.17
High Income Portfolio Class I Shares*                    +5.46           +8.19           + 72.56            7.02
Credit Suisse High Yield Index**                         +3.68           +6.61           +101.01             --
Merrill Lynch High Yield Master Index**                  +3.55           +7.31           + 95.79             --
Ten-Year U.S. Treasury Securities                        -2.53           +0.41           + 73.61             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Performance Data (concluded)


Average Annual Total Return


                                    Return Without      Return With
                                     Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 3/31/06                  +8.13%             +3.81%
Five Years Ended 3/31/06                +7.59              +6.71
Ten Years Ended 3/31/06                 +5.35              +4.92

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC       With CDSC**
Class B Shares*

One Year Ended 3/31/06                  +7.57%             +3.57%
Five Years Ended 3/31/06                +7.07              +6.78
Ten Years Ended 3/31/06                 +4.83              +4.83

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return             Return
                                     Without CDSC       With CDSC**
Class C Shares*

One Year Ended 3/31/06                  +7.51%             +6.51%
Five Years Ended 3/31/06                +6.97              +6.97
Ten Years Ended 3/31/06                 +4.76              +4.76

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 3/31/06                                     +8.19%
Five Years Ended 3/31/06                                   +7.85
Ten Years Ended 3/31/06                                    +5.61



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                     Expenses Paid
                                                                Beginning           Ending         During the Period*
                                                              Account Value     Account Value       October 1, 2005
                                                                October 1,        March 31,           to March 31,
                                                                   2005              2006                 2006

Actual
Class A                                                           $1,000          $1,053.30              $4.50
Class B                                                           $1,000          $1,050.60              $7.21
Class C                                                           $1,000          $1,050.20              $7.51
Class I                                                           $1,000          $1,054.60              $3.23

Hypothetical (5% annual return before expenses)**

Class A                                                           $1,000          $1,020.51              $4.43
Class B                                                           $1,000          $1,017.87              $7.09
Class C                                                           $1,000          $1,017.57              $7.39
Class I                                                           $1,000          $1,021.76              $3.18

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.88% for
   Class A, 1.41% for Class B, 1.47% for Class C and .63% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Schedule of Investments                                       (in U.S. dollars)


          Face
        Amount   Corporate Bonds                                      Value

Aerospace & Defense--1.6%

EUR 11,912,091   Aero Invest 1 SA, 10.677%
                    due 3/01/2015 (f)(h)                         $   14,707,680
USD  5,475,000   Alliant Techsystems, Inc., 6.75%
                    due 4/01/2016                                     5,543,438
       875,000   DRS Technologies, Inc., 6.625%
                    due 2/01/2016                                       870,625
     1,700,000   Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                     1,496,000
                                                                 --------------
                                                                     22,617,743

Airlines--0.7%

     9,000,000   American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                     9,026,869
       396,441   Continental Airlines, Inc. Series 1998-1-C,
                    6.541% due 9/15/2009 (e)                            373,377
                                                                 --------------
                                                                      9,400,246

Automotive--4.2%

                 American Tire Distributors, Inc.:
    15,325,000         11.24% due 4/01/2012 (a)                      14,022,375
     9,150,000         10.75% due 4/01/2013                           8,372,250
     8,000,000   Asbury Automotive Group, Inc., 8%
                    due 3/15/2014                                     8,020,000
    16,200,000   General Motors Acceptance Corp., 6.875%
                    due 9/15/2011                                    15,099,680
     6,181,000   Metaldyne Corp.,11% due 6/15/2012                    4,921,621
    10,125,000   Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                   10,125,000
                                                                 --------------
                                                                     60,560,926

Broadcasting--1.8%

     3,175,000   LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                     2,984,500
    17,025,000   Paxson Communications Corp., 10.777%
                    due 1/15/2013 (a)(f)                             16,854,750
     7,075,000   Young Broadcasting, Inc., 8.75%
                    due 1/15/2014                                     6,049,125
                                                                 --------------
                                                                     25,888,375

Cable--International--0.4%

                 New Skies Satellites NV:
     2,950,000         9.573% due 11/01/2011 (a)                      3,038,500
     2,275,000         9.125% due 11/01/2012                          2,439,938
                                                                 --------------
                                                                      5,478,438

Cable--U.S.--6.2%

    25,500,000   Adelphia Communications Corp., 6%
                    due 2/15/2006 (c)(o)                                605,625
    18,625,000   Cablevision Systems Corp. Series B, 8%
                    due 4/15/2012                                    18,159,375
                 Charter Communications Holdings LLC:
     1,025,000         10% due 4/01/2009                                694,437
    16,650,000         9.625% due 11/15/2009                         11,155,500
     3,000,000   Charter Communications Holdings II LLC,
                    10.25% due 9/15/2010                              2,947,500
     9,000,000   Charter Communications, Inc., 5.875%
                    due 11/16/2009 (c)(f)                             6,086,250
                 Intelsat Subsidiary Holding Co. Ltd.:
     9,000,000         9.614% due 1/15/2012 (a)                       9,146,250
     7,050,000         8.25% due 1/15/2013                            7,173,375
     9,350,000         8.625% due 1/15/2015                           9,653,875
     1,762,000   Loral Spacecom Corp., 14% due 10/15/2015 (h)         2,123,210



          Face
        Amount   Corporate Bonds                                      Value

Cable--U.S. (concluded)

USD  9,262,000   PanAmSat Corp., 9% due 8/15/2014                $    9,748,255
     2,650,000   Quebecor Media, Inc., 7.75%
                    due 3/15/2016 (f)                                 2,722,875
     3,175,000   Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (f)                                 3,556,000
     8,250,000   Zeus Special Subsidiary Ltd., 9.25%
                    due 2/01/2015 (d)(f)                              5,713,125
                                                                 --------------
                                                                     89,485,652

Chemicals--4.3%

                 Equistar Chemicals LP:
     2,375,000         8.75% due 2/15/2009                            2,458,125
     5,950,000         10.625% due 5/01/2011                          6,440,875
                 Huntsman International, LLC:
     4,200,000         9.875% due 3/01/2009                           4,389,000
     1,829,000         10.125% due 7/01/2009                          1,874,725
     7,950,000   MacDermid, Inc., 9.125% due 7/15/2011                8,387,250
     6,750,000   Millennium America, Inc., 9.25%
                    due 6/15/2008                                     6,859,687
     3,875,000   Nova Chemicals Corp., 7.561%
                    due 11/15/2013 (a)                                3,894,375
    17,525,000   Omnova Solutions, Inc.,11.25%
                    due 6/01/2010                                    18,532,688
                 Rockwood Specialties Group, Inc.:
       600,000         10.625% due 5/15/2011                            658,500
EUR  1,000,000         7.625% due 11/15/2014                          1,252,511
USD  7,000,000   Tronox Worldwide LLC, 9.50%
                    due 12/01/2012 (f)                                7,350,000
                                                                 --------------
                                                                     62,097,736

Consumer--Durables--0.5%

    11,275,000   Simmons Co., 10.21% due 12/15/2009 (d)               7,216,000

Consumer--Non-Durables--0.6%

     9,150,000   Levi Strauss & Co., 8.875% due 4/01/2016 (f)         9,172,875

Diversified Media--3.3%

     3,100,000   CanWest Media, Inc., 8% due 9/15/2012                3,177,500
     4,700,000   Dex Media, Inc., 8% due 11/15/2013                   4,841,000
     4,150,000   Dex Media West LLC, 9.875% due 8/15/2013             4,590,938
    17,900,000   Liberty Media Corp., 0.75% due 3/30/2023 (c)        18,727,875
     2,325,000   Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (f)                                 2,267,540
                 RH Donnelley Corp. (f):
     2,050,000         6.875% due 1/15/2013                           1,916,750
     4,700,000         8.875% due 1/15/2016                           4,888,000
     3,900,000         Series A-2, 6.875% due 1/15/2013               3,646,500
                 Universal City Florida Holding Co. I:
       800,000         8.375% due 5/01/2010                             806,000
     3,100,000         9.43% due 5/01/2010 (a)                        3,146,500
                                                                 --------------
                                                                     48,008,603

Energy--Exploration & Production--1.9%

     5,000,000   Chaparral Energy, Inc., 8.50%
                    due 12/01/2015 (f)                                5,200,000
                 Compton Petroleum Finance Corp.:
     8,500,000         7.625% due 12/01/2013                          8,500,000
     5,650,000         7.625% due 12/01/2013 (f)                      5,650,000
     7,850,000   Quicksilver Resources, Inc., 7.125%
                    due 4/01/2016                                     7,751,875
                                                                 --------------
                                                                     27,101,875



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount   Corporate Bonds                                      Value

Energy--Other--7.4%

USD 11,000,000   Allis-Chalmers Energy, Inc., 9%
                    due 1/15/2014 (f)                            $   10,835,000
     4,425,000   Aventine Renewable Energy Holdings, Inc.,
                    10.91% due 12/15/2011 (a)(f)                      4,646,250
     6,600,000   Copano Energy LLC, 8.125% due 3/01/2016 (f)          6,831,000
     9,400,000   Ferrellgas Partners LP, 8.75% due 6/15/2012          9,517,500
                 Petrobras International Finance Co.:
    18,000,000         7.75% due 9/15/2014                           19,485,000
     5,000,000         8.375% due 12/10/2018                          5,662,500
    23,358,698   Petroleum Export Ltd. II, 6.34%
                    due 6/20/2011 (f)                                23,154,309
    10,275,000   SemGroup LP, 8.75% due 11/15/2015 (f)               10,480,500
    17,325,000   Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                   16,632,000
                                                                 --------------
                                                                    107,244,059

Financial--1.5%

    16,625,000   Fairfax Financial Holdings Ltd., 7.75%
                    due 4/26/2012                                    14,630,000
     7,275,000   Triad Acquisition Corp. Series B, 11.125%
                    due 5/01/2013                                     7,202,250
                                                                 --------------
                                                                     21,832,250

Food & Drug--0.4%

     5,500,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014          5,046,250
     1,525,000   Stripes Acquisition LLC, 10.625%
                    due 12/15/2013 (f)                                1,599,344
                                                                 --------------
                                                                      6,645,594

Food & Tobacco--2.5%

     3,200,000   AmeriQual Group LLC, 9.25% due 4/01/2012 (f)         3,328,000
     8,075,000   American Seafoods Group LLC, 10.125%
                    due 4/15/2010                                     8,483,837
    20,000,000   DGS International Finance Co.,10%
                    due 6/01/2007 (f)(j)                                100,000
     2,050,000   Del Monte Corp., 8.625% due 12/15/2012               2,165,312
                 Dole Food Co., Inc.:
     6,550,000         7.25% due 6/15/2010                            6,173,375
     3,534,000         8.875% due 3/15/2011                           3,498,660
    15,125,000   Mrs. Fields Famous Brands, LLC, 11.50%
                    due 3/15/2011                                    12,856,250
                                                                 --------------
                                                                     36,605,434

Gaming--2.7%

     7,075,000   Boyd Gaming Corp., 7.125% due 2/01/2016              7,172,281
     4,500,000   CCM Merger, Inc., 8% due 8/01/2013 (f)               4,477,500
                 Galaxy Entertainment Finance Co. Ltd. (f):
     5,300,000         9.655% due 12/15/2010 (a)                      5,512,000
     1,800,000         9.875% due 12/15/2012                          1,874,250
     7,625,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (f)                          7,520,156
     7,925,000   Station Casinos, Inc., 6.625% due 3/15/2018 (f)      7,746,688
     5,275,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014            5,123,344
                                                                 --------------
                                                                     39,426,219

Health Care--2.6%

     2,250,000   Angiotech Pharmaceuticals, Inc., 7.75%
                    due 4/01/2014 (f)                                 2,272,500
     6,150,000   Select Medical Corp., 7.625% due 2/01/2015           5,550,375
                 Tenet Healthcare Corp.:
     6,675,000         9.875% due 7/01/2014                           6,758,438
     7,825,000         9.50% due 2/01/2015 (f)                        7,844,563



          Face
        Amount   Corporate Bonds                                      Value

Health Care (concluded)

USD 10,275,000   US Oncology, Inc., 10.75% due 8/15/2014         $   11,225,438
     4,000,000   Ventas Realty, LP, 9% due 5/01/2012                  4,490,000
                                                                 --------------
                                                                     38,141,314

Housing--3.5%

    17,250,000   Ashton Woods USA LLC, 9.50%
                    due 10/01/2015 (n)                               15,956,250
                 Building Materials Corp. of America:
     3,000,000         8% due 12/01/2008                              3,078,750
     5,150,000         7.75% due 8/01/2014                            5,137,125
     3,975,000   Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012                                    3,925,312
EUR  6,925,000   Grohe Holding GmbH, 8.625%
                    due 10/01/2014 (f)                                8,045,115
USD  6,575,000   Nortek, Inc., 8.50% due 9/01/2014                    6,690,063
     7,000,000   Stanley-Martin Communities, 9.75%
                    due 8/15/2015 (f)                                 6,405,000
     1,875,000   Texas Industries, Inc., 7.25% due 7/15/2013 (f)      1,931,250
                                                                 --------------
                                                                     51,168,865

Information Technology--4.3%

     4,625,000   Activant Solutions, Inc., 10.99%
                    due 4/01/2010 (a)(f)                              4,717,500
     6,793,000   Advanced Micro Devices, Inc., 7.75%
                    due 11/01/2012                                    7,107,176
    12,506,000   Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (c)                                15,601,235
     8,830,000   Quantum Corp., 4.375% due 8/01/2010 (c)              9,370,838
                 SunGard Data Systems, Inc. (f):
     8,975,000         9.125% due 8/15/2013                           9,491,063
     6,000,000         9.431% due 8/15/2013 (a)                       6,330,000
     9,975,000   Telcordia Technologies Inc., 10%
                    due 3/15/2013 (f)                                 9,127,125
                                                                 --------------
                                                                     61,744,937

Leisure--1.6%

    12,200,000   Host Marriott LP, 6.75% due 6/01/2016 (f)           12,184,750
     1,400,000   Intrawest Corp., 7.50% due 10/15/2013                1,419,250
    10,000,000   MGM Mirage, 6.75% due 4/01/2013 (f)                  9,950,000
                                                                 --------------
                                                                     23,554,000

Manufacturing--8.1%

    12,000,000   Case New Holland, Inc., 6% due 6/01/2009            11,700,000
     6,550,000   Caue Finance Ltd., 8.875% due 8/01/2015 (f)          7,147,687
     5,300,000   Chart Industries, Inc., 9.125%
                    due 10/15/2015 (f)                                5,472,250
     3,997,000   Columbus McKinnon Corp., 10%
                    due 8/01/2010                                     4,396,700
    23,250,000   EaglePicher Inc., 9.75% due 9/01/2013 (j)           16,042,500
     4,200,000   FastenTech, Inc., 11.50% due 5/01/2011               4,200,000
    12,550,000   Invensys Plc, 9.875% due 3/15/2011 (f)              13,334,375
    13,700,000   Medis Technologies Ltd., 6%
                    due 7/15/2010 (c)(f)                             18,186,750
     7,000,000   Mueller Group, Inc., 10% due 5/01/2012               7,665,000
    10,675,000   Propex Fabrics, Inc., 10% due 12/01/2012            10,141,250
     2,725,000   Sensus Metering Systems, Inc., 8.625%
                    due 12/15/2013                                    2,643,250
    16,200,000   Superior Essex Communications LLC, 9%
                    due 4/15/2012                                    16,281,000
                                                                 --------------
                                                                    117,210,762



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount   Corporate Bonds                                      Value

Metal--Other--1.8%

USD  9,375,000   Indalex Holding Corp., 11.50%
                    due 2/01/2014 (f)                            $    9,140,625
     7,475,000   Novelis, Inc., 7.75% due 2/15/2015                   7,176,000
     6,800,000   RathGibson, Inc., 11.25% due 2/15/2014 (f)           7,106,000
     2,860,000   Southern Peru Copper Corp., 6.375%
                    due 7/27/2015                                     2,786,006
                                                                 --------------
                                                                     26,208,631

Packaging--1.1%

                 Anchor Glass Container Corp. (l):
     6,375,000         11.917% due 9/30/2006                          6,502,500
     7,725,000         11% due 2/15/2013 (i)                          6,489,000
       625,000   Owens-Illinois, Inc., 7.35% due 5/15/2008              631,250
     4,040,000   Pliant Corp., 13% due 6/01/2010 (j)                  1,656,400
                                                                 --------------
                                                                     15,279,150

Paper--5.6%

    21,000,000   APP Finance II Mauritius Ltd., 12% (j)(m)              630,000
                 Ainsworth Lumber Co. Ltd.:
     5,450,000         8.71% due 10/01/2010 (a)                       5,450,000
     5,425,000         7.25% due 10/01/2012                           4,909,625
     8,400,000   Domtar, Inc., 7.125% due 8/15/2015                   7,434,000
     5,581,000   Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                     5,218,235
     4,500,000   Indah Kiat International Finance Series C,
                    12.50% due 6/15/2006 (j)                          2,700,000
    14,975,000   JSG Funding Plc, 9.625% due 10/01/2012 (h)          15,836,062
EUR  8,409,230   Jefferson Smurfit Group Plc, 11.50%
                    due 10/01/2015 (f)                               10,430,889
USD 14,000,000   Mandra Forestry,12% due 5/15/2013 (f)               11,340,000
                 NewPage Corp.:
     6,475,000         10.93% due 5/01/2012 (a)                       6,879,688
     6,475,000         12% due 5/01/2013                              6,734,000
     5,384,383   PT Pabrik Kertas Tjiwa Kimia Tranche B,
                    4.675% due 4/28/2018 (f)                          3,392,161
                                                                 --------------
                                                                     80,954,660

Retail--2.2%

    10,450,000   General Nutrition Centers, Inc., 8.625%
                    due 1/15/2011                                    10,580,625
                 Neiman-Marcus Group, Inc. (f):
     6,450,000         9% due 10/15/2015                              6,820,875
     6,025,000         10.375% due 10/15/2015                         6,401,563
     7,000,000   Southern States Cooperative, Inc., 10.50%
                    due 11/01/2010 (f)                                7,420,000
                                                                 --------------
                                                                     31,223,063

Service--3.6%

     1,375,000   Ahern Rentals, Inc., 9.25% due 8/15/2013             1,433,437
     6,125,000   Allied Waste North America, 6.375%
                    due 4/15/2011                                     5,994,844
     4,000,000   Ashtead Holdings Plc, 8.625%
                    due 8/01/2015 (f)                                 4,160,000
     1,900,000   Buhrmann US, Inc., 8.25% due 7/01/2014               1,976,000
     1,900,000   Corrections Corp. of America, 6.75%
                    due 1/31/2014                                     1,921,375



          Face
        Amount   Corporate Bonds                                      Value

Service (concluded)

USD  5,950,000   Dycom Industries, Inc., 8.125%
                    due 10/15/2015                               $    6,128,500
     3,125,000   Knowledge Learning Corp., Inc., 7.75%
                    due 2/01/2015 (f)                                 2,976,562
     1,975,000   Mac-Gray Corp., 7.625% due 8/15/2015                 2,014,500
     7,450,000   NationsRent Cos., Inc., 9.50% due 5/01/2015          8,046,000
     8,875,000   United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                    8,875,000
GBP  4,975,000   WRG Acquisitions Plc, 8.084%
                    due 12/15/2011 (a)(f)                             8,877,457
                                                                 --------------
                                                                     52,403,675

Steel--0.7%

USD  9,000,000   CSN Islands VIII Corp., 9.75%
                    due 12/16/2013 (f)                               10,147,500

Telecommunications--2.2%

                 ADC Telecommunications, Inc. (c):
     4,615,000         1% due 6/15/2008                               4,984,200
     5,500,000         5.045% due 6/15/2013 (a)                       6,070,625
     8,750,000   Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                     9,384,375
    10,590,000   Time Warner Telecom, Inc., 10.125%
                    due 2/01/2011                                    11,132,738
                                                                 --------------
                                                                     31,571,938

Utility--5.0%

     4,050,000   The AES Corp., 7.75% due 3/01/2014                   4,252,500
     9,500,000   AES Dominicana Energia Finance SA, 11%
                    due 12/13/2015 (f)                                9,452,500
     3,699,000   Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (c)                                 4,082,771
    10,450,000   Mirant North America LLC, 7.375%
                    due 12/31/2013 (f)                               10,659,000
                 NRG Energy, Inc.:
    11,150,000         7.25% due 2/01/2014                           11,331,187
     9,225,000         7.375% due 2/01/2016                           9,421,031
    14,200,000   Reliant Energy, Inc., 9.50% due 7/15/2013           14,217,750
     3,900,000   Sierra Pacific Resources, 8.625% due 3/15/2014       4,233,157
     4,679,987   Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (f)                                 4,695,150
                                                                 --------------
                                                                     72,345,046

Wireless Communications--0.3%

       700,000   Digicel Ltd., 9.25% due 9/01/2012 (f)                  740,250
     3,153,000   SBA Communications Corp., 8.50%
                    due 12/01/2012                                    3,499,830
                                                                 --------------
                                                                      4,240,080

                 Total Corporate Bonds
                 (Cost--$1,251,932,603)--82.6%                    1,194,975,646



        Shares
          Held   Common Stocks

Cable--U.S.--0.5%

       249,376   Loral Space & Communications Ltd.                    7,144,622

Energy--Other--0.3%

       115,038   Trico Marine Services, Inc. (i)                      3,715,727



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


        Shares
          Held   Common Stocks                                        Value

Paper--0.2%

     1,280,355   Western Forest Products, Inc. (i)               $    2,414,522
       330,542   Western Forest Products, Inc. Restricted
                    Shares (i)                                          623,343
                                                                 --------------
                                                                      3,037,865

Telecommunications--0.0%

             2   PTV, Inc. (i)                                            1,001

                 Total Common Stocks
                 (Cost--$48,955,291)--1.0%                           13,899,215



                 Preferred Securities

                 Preferred Stocks

Broadcasting--0.3%

       105,389   Emmis Communications Corp. Class A,
                    6.25% (c)                                         4,176,039

Cable--U.S.--0.2%

        15,736   Loral Spacecom Corp. Series A, 12% (h)               3,139,332

Telecommunications--0.0%

           130   PTV, Inc. Series A, 10%                                    248

                 Total Preferred Stocks
                 (Cost--$7,524,501)--0.5%                             7,315,619



          Face
        Amount   Trust Preferred

Health Care--0.9%

USD 13,019,000   Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                    13,344,475

                 Total Trust Preferred
                 (Cost--$13,051,244)--0.9%                           13,344,475

                 Total Preferred Securities
                 (Cost--$20,575,745)--1.4%                           20,660,094



        Shares
          Held   Warrants (b)                                         Value

Cable--International--0.0%

       117,980   NTL, Inc. (expires 1/13/2011)                   $       58,990

Cable--U.S.--0.0%

        15,000   Loral Space & Communications (expires 1/15/2007)           150

Health Care--0.0%

       201,408   HealthSouth Corp. (expires 1/16/2014)                  352,464

Wireless Communications--0.1%

         3,600   American Tower Corp. (expires 8/01/2008)             1,537,515

                 Total Warrants
                 (Cost--$526,647)--0.1%                               1,949,119



    Beneficial
      Interest   Other Interests (g)

Airlines--0.1%

                 US Airways, Inc.--Equipment Trust Certificates:
USD  1,092,000         Series 1988-F                                    240,240
     1,092,000         Series 1988-G                                    240,240
     1,092,000         Series 1988-H                                    240,240
     1,092,000         Series 1988-I                                    240,240
     1,432,000         Series A                                         315,040
     1,815,000         Series C                                         399,300
     1,107,000         Series E                                         243,540

                 Total Other Interests
                 (Cost--$8,535,053)--0.1%                             1,918,840



                 Short-Term Securities

USD218,355,336   Merrill Lynch Liquidity Series, LLC Cash Sweep
                    Series I, 4.56% (k)(p)                          218,355,336

                 Total Short-Term Securities
                 (Cost--$218,355,336)--15.1%                        218,355,336

Total Investments
(Cost--$1,548,880,675*)--100.3%                                   1,451,758,250
Liabilities in Excess of Other Assets--(0.3%)                       (3,926,273)
                                                                 --------------
Net Assets--100.0%                                               $1,447,831,977
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   1,551,421,411
                                                  =================
    Gross unrealized appreciation                 $      37,125,828
    Gross unrealized depreciation                     (136,788,989)
                                                  -----------------
    Net unrealized depreciation                   $    (99,663,161)
                                                  =================


(a) Floating rate security.

(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(e) Subject to principal paydowns.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(h) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(i) Non-income producing security.

(j) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(k) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:



                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $103,316,742      $3,462,473



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


(l) Issuer filed for bankruptcy.

(m) Security is a perpetual bond and has no definite maturity date.

(n) When-issued security.

(o) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(p) Represents the current yield as of March 31, 2006.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Swaps outstanding as of March 31, 2006 were as follows:


                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection on
    Chemtura Corp. and pay 1.26%

    Broker, Credit Suisse First Boston
    Expires December 2010                         $ 3,575,000     $  (66,591)

    Bought credit default protection on
    Chemtura Corp. and pay 1.42%

    Broker, Morgan Stanley
    Capital Services
    Expires December 2010                         $ 3,575,000        (90,301)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 5 and
    receive 3.40%

    Broker, JPMorgan Chase
    Expires December 2010                         $15,000,000         558,030
                                                                  -----------
    Total                                                         $   401,138
                                                                  ===========



  o Currency Abbreviations:
       EUR  Euro
       GBP  British Pound
       USD  U.S. Dollar

    See Notes to Financial Statements.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Statement of Assets and Liabilities

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,330,525,339)                         $ 1,233,402,914
       Investments in affiliated securities, at value (identified cost--$218,355,336)                                 218,355,336
       Cash held as collateral for financial futures contracts                                                            180,000
       Foreign cash (cost--$4,186)                                                                                          4,143
       Unrealized appreciation on swaps                                                                                   558,030
       Receivables:
           Interest                                                                            $    25,418,822
           Securities sold                                                                           4,026,816
           Capital shares sold                                                                       1,922,963
           Dividends                                                                                    89,375
           Swaps                                                                                        19,833         31,477,809
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  380,244
                                                                                                                  ---------------
       Total assets                                                                                                 1,484,358,476
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps                                                                                   156,892
       Swap premiums received                                                                                             221,732
       Bank overdraft                                                                                                     546,333
       Payables:
           Securities purchased                                                                     29,099,300
           Dividends to shareholders                                                                 2,743,807
           Capital shares redeemed                                                                   2,155,642
           Other affiliates                                                                            604,103
           Distributor                                                                                 534,374
           Investment adviser                                                                          460,590
           Swaps                                                                                         3,726         35,601,542
                                                                                               ---------------    ---------------
       Total liabilities                                                                                               36,526,499
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,447,831,977
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                              $    10,033,582
       Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                                  6,818,145
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    4,899,803
       Class I Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                    6,481,889
       Paid-in capital in excess of par                                                                             3,503,639,002
       Undistributed investment income--net                                                    $    18,253,362
       Accumulated realized capital losses--net                                                (2,005,591,625)
       Unrealized depreciation--net                                                               (96,702,181)
                                                                                               ---------------
       Total accumulated losses--net                                                                              (2,084,040,444)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,447,831,977
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $514,597,690 and 100,335,818 shares outstanding                            $          5.13
                                                                                                                  ===============
       Class B--Based on net assets of $349,737,494 and 68,181,449 shares outstanding                             $          5.13
                                                                                                                  ===============
       Class C--Based on net assets of $251,371,818 and 48,998,034 shares outstanding                             $          5.13
                                                                                                                  ===============
       Class I--Based on net assets of $332,124,975 and 64,818,889 shares outstanding                             $          5.12
                                                                                                                  ===============

       See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Statement of Operations

For the Six Months Ended March 31, 2006
Investment Income

       Interest (including $3,462,473 from affiliates)                                                            $    57,468,199
       Dividends                                                                                                          350,295
       Other                                                                                                              602,088
                                                                                                                  ---------------
       Total income                                                                                                    58,420,582
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,987,404
       Account maintenance and distribution fees--Class B                                            1,434,235
       Account maintenance and distribution fees--Class C                                              920,912
       Account maintenance fees--Class A                                                               616,443
       Transfer agent fees--Class A                                                                    390,780
       Transfer agent fees--Class B                                                                    349,523
       Transfer agent fees--Class I                                                                    261,951
       Transfer agent fees--Class C                                                                    225,312
       Accounting services                                                                             197,828
       Professional fees                                                                                65,345
       Printing and shareholder reports                                                                 59,525
       Registration fees                                                                                34,965
       Custodian fees                                                                                   21,013
       Pricing fees                                                                                     10,467
       Directors' fees and expenses                                                                      9,277
       Other                                                                                            34,172
                                                                                               ---------------
       Total expenses                                                                                                   7,619,152
                                                                                                                  ---------------
       Investment income--net                                                                                          50,801,430
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                       (83,684,957)
           Futures contracts and swaps--net                                                          1,827,485
           Foreign currency transactions--net                                                         (51,042)       (81,908,514)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        104,074,074
           Futures contracts and swaps--net                                                             32,885
           Foreign currency transactions--net                                                           54,588        104,161,547
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         22,253,033
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    73,054,463
                                                                                                                  ===============

       See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Statements of Changes in Net Assets

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $    50,801,430    $   127,037,851
       Realized loss--net                                                                         (81,908,514)       (54,068,855)
       Change in unrealized appreciation/depreciation--net                                         104,161,547         24,805,439
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         73,054,463         97,774,435
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (17,941,874)       (37,949,072)
           Class B                                                                                (12,962,546)       (39,606,978)
           Class C                                                                                 (7,691,959)       (15,083,283)
           Class I                                                                                (12,448,929)       (37,911,824)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (51,045,308)      (130,551,157)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (52,565,246)      (339,395,472)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   5,375             13,142
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (30,550,716)      (372,159,052)
       Beginning of period                                                                       1,478,382,693      1,850,541,745
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,447,831,977    $ 1,478,382,693
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    18,253,362    $    18,497,240
                                                                                               ===============    ===============

             See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Financial Highlights
                                                                                              Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     5.05   $     5.15    $     4.92   $     4.05   $     4.74
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .18++        .39++         .36++        .38++          .46
       Realized and unrealized gain (loss)--net                       .08***     (.09)***        .23***          .89        (.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .26          .30           .59         1.27        (.23)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.18)        (.40)         (.36)        (.40)        (.46)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $     5.13   $     5.05    $     5.15   $     4.92   $     4.05
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         5.33%+++++        5.99%     12.35%+++       32.13%      (5.60%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .88%*         .85%          .89%         .86%         .86%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         7.24%*        7.58%         7.09%        8.39%        9.93%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  514,598   $  488,006    $  471,585   $  411,467   $  274,069
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             38.47%       67.06%       102.54%      106.52%       46.18%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Includes redemption fee, which is less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Financial Highlights (continued)
                                                                                              Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     5.05   $     5.15    $     4.92   $     4.05   $     4.74
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .17++        .36++         .34++        .36++          .43
       Realized and unrealized gain (loss)--net                       .08***     (.08)***        .23***          .88        (.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .25          .28           .57         1.24        (.26)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.17)        (.38)         (.34)        (.37)        (.43)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $     5.13   $     5.05    $     5.15   $     4.92   $     4.05
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         5.06%+++++        5.44%     11.77%+++       31.45%      (6.09%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.41%*        1.37%         1.40%        1.39%        1.39%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         6.75%*        6.99%         6.57%        8.00%        9.52%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  349,737   $  428,812    $  648,270   $  852,371   $  894,051
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             38.47%       67.06%       102.54%      106.52%       46.18%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Includes redemption fee, which is less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Financial Highlights (continued)
                                                                                              Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     5.05   $     5.15    $     4.92   $     4.05   $     4.74
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .17++        .36++         .33++        .35++          .43
       Realized and unrealized gain (loss)--net                       .09***     (.09)***        .23***          .89        (.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .26          .27           .56         1.24        (.26)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.18)        (.37)         (.33)        (.37)        (.43)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $     5.13   $     5.05    $     5.15   $     4.92   $     4.05
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         5.02%+++++        5.38%     11.72%+++       31.38%      (6.14%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.47%*        1.43%         1.46%        1.44%        1.44%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         6.64%*        7.00%         6.53%        7.88%        9.37%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  251,372   $  220,443    $  191,203   $  177,568   $  147,198
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             38.47%       67.06%       102.54%      106.52%       46.18%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Includes redemption fee, which is less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Financial Highlights (concluded)
                                                                                              Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     5.04   $     5.15    $     4.92   $     4.05   $     4.73
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .19++        .40++         .37++        .39++          .47
       Realized and unrealized gain (loss)--net                       .08***     (.09)***        .24***          .89        (.68)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .27          .31           .61         1.28        (.21)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.19)        (.42)         (.38)        (.41)        (.47)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $     5.12   $     5.04    $     5.15   $     4.92   $     4.05
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         5.46%+++++        6.05%     12.63%+++       32.42%      (5.16%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .63%*         .60%          .64%         .61%         .62%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         7.50%*        7.75%         7.33%        8.69%       10.21%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  332,125   $  341,122    $  539,484   $  471,771   $  377,623
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             38.47%       67.06%       102.54%      106.52%       46.18%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.

       *** Includes redemption fee, which is less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(i) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft--The Fund recorded an amount payable to the custodian resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's net assets and the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio of Master Bond Trust net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2006, the aggregate average daily net assets of the Portfolio, including the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio, was approximately $4,691,428,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Notes to Financial Statements (continued)


For the six months ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                    $  26,239          $ 219,322
Class I                                    $     235          $   4,554


For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $90,230 and $22,682 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2006, the Portfolio reimbursed FAM $1,519 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended March 31, 2006 were $487,169,503 and $616,113,620, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $52,565,246 and $339,395,472 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                6,629,021    $    33,438,448
Automatic conversion of shares             8,302,444         41,776,620
Shares issued to shareholders in
   reinvestment of dividends               2,033,833         10,240,714
                                     ---------------    ---------------
Total issued                              16,965,298         85,455,782
Shares redeemed                         (13,279,505)       (66,872,329)
                                     ---------------    ---------------
Net increase                               3,685,793    $    18,583,453
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,573,666    $    85,777,658
Automatic conversion of shares            12,963,188         66,744,231
Shares issued to shareholders in
   reinvestment of dividends               4,041,045         20,818,359
                                     ---------------    ---------------
Total issued                              33,577,899        173,340,248
Shares redeemed                         (28,478,789)      (146,606,214)
                                     ---------------    ---------------
Net increase                               5,099,110    $    26,734,034
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                2,002,482    $    10,095,391
Shares issued to shareholders in
   reinvestment of dividends               1,186,810          5,970,351
                                     ---------------    ---------------
Total issued                               3,189,292         16,065,742
                                     ---------------    ---------------
Automatic conversion of shares           (8,302,444)       (41,776,620)
Shares redeemed                         (11,617,026)       (58,453,386)
                                     ---------------    ---------------
Total redeemed                          (19,919,470)      (100,230,006)
                                     ---------------    ---------------
Net decrease                            (16,730,178)    $  (84,164,264)
                                     ===============    ===============



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Notes to Financial Statements (concluded)


Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                5,635,202    $    29,242,286
Shares issued to shareholders in
   reinvestment of dividends               3,437,367         17,748,293
                                     ---------------    ---------------
Total issued                               9,072,569         46,990,579
                                     ---------------    ---------------
Automatic conversion of shares          (12,963,166)       (66,744,231)
Shares redeemed                         (37,023,658)      (191,426,047)
                                     ---------------    ---------------
Total redeemed                          (49,986,824)      (258,170,278)
                                     ---------------    ---------------
Net decrease                            (40,914,255)    $ (211,179,699)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                9,173,675    $    46,289,350
Shares issued to shareholders in
   reinvestment of dividends               1,032,024          5,199,326
                                     ---------------    ---------------
Total issued                              10,205,699         51,488,676
Shares redeemed                          (4,852,955)       (24,425,947)
                                     ---------------    ---------------
Net increase                               5,352,744    $    27,062,729
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,285,467    $    84,255,178
Shares issued to shareholders in
   reinvestment of dividends               1,791,300          9,220,763
                                     ---------------    ---------------
Total issued                              18,076,767         93,475,941
Shares redeemed                         (11,538,023)       (59,562,637)
                                     ---------------    ---------------
Net increase                               6,538,744    $    33,913,304
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                3,676,440    $    18,537,072
Shares issued to shareholders in
   reinvestment of dividends               1,165,609          5,863,283
                                     ---------------    ---------------
Total issued                               4,842,049         24,400,355
Shares redeemed                          (7,644,620)       (38,447,519)
                                     ---------------    ---------------
Net decrease                             (2,802,571)    $  (14,047,164)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                8,749,442    $    45,297,625
Shares issued to shareholders in
   reinvestment of dividends               4,245,074         21,919,381
                                     ---------------    ---------------
Total issued                              12,994,516         67,217,006
Shares redeemed                         (50,216,853)      (256,080,117)
                                     ---------------    ---------------
Net decrease                            (37,222,337)    $ (188,863,111)
                                     ===============    ===============


The Portfolio charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Portfolio shares made within 30 days of purchase. The redemption fee is paid to the Portfolio and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Portfolio.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On September 30, 2005, the Portfolio had a net capital loss carryforward of $1,861,898,611, of which $74,968,568 expires in 2007, $60,400,417 expires in
2008, $387,766,347 expires in 2009, $187,386,138 expires in 2010, $684,131,730 expires in 2011, $458,613,508 expires in 2012 and $8,631,903 expires in 2013.
This amount will be available to offset like amounts of any future taxable gains.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and the Master High Income Portfolio's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Although the Fund does not currently invest its assets in the Trust, every year each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (the "Investment Advisory Agreements") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund and the Trust between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). Each Board assesses the nature, scope and quality of the services provided to the Fund and/or the Trust by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to the Fund and the Trust are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and the Fund's/ Trust's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team regarding investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, the sub-advisory agreements and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients such as institutional clients and retail insurance and offshore funds under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreements and Investment Advisory Agreements together. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, the services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund, the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund (including the related benefits to the Investment Adviser of "soft dollars"), and the Trust. Each Board did not identify any particular information as controlling, and each member of each Board may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's/Trust's Investment Advisory Agreements and the sub-advisory agreements in February 2006, the independent directors' and Boards' review included the following:

The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund and the Trust - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail front-end load high current yield funds, excluding outliers, for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one- and five-year periods, and in the first quintile for the three-year period. Each Board also considered the Fund's performance based on annualized yield and noted that the Fund's yield was in the first quartile for the November 30, 2005 period and in the third quartile for the prior year's period. Considering these factors, each Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Fund and the Trust. Each Board discussed with senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's taxable fixed income staff, noting the Investment Adviser has a management group within the taxable fixed income department dedicated to analyzing and investing in the types of securities held by the Trust, how that staff used technology to manage its taxable fixed income funds - including the Fund/Trust - and their investments, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel throughout the firm, including within the taxable fixed income management group. Each Board discussed these factors with senior management of the Investment Adviser and also discussed how the Investment Adviser's staffing and overall approach to taxable fixed income fund management affected the Fund/Trust. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. Each Board noted that Mr. Evans has more than 10 years of investment experience in analyzing and investing in fixed income securities. Each Board concluded that the Investment Adviser and its investment staff and the Fund's/Trust's management team have extensive experience in analyzing and managing the types of investments used by the Fund/Trust and that the Fund/Trust benefits from that experience.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Management Fees and Other Expenses--Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients and retail insurance and offshore funds with similar investment mandates. It was noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Fund and the Trust. Each Board also noted that the Investment Adviser provides a number of services to mutual funds that are not provided to institutional funds, including detailed annual and semi-annual shareholder reports; quarterly portfolio holdings' comprehensive compliance regulations and procedures; periodic SEC filings; oversight and coordination with other service providers such as transfer agents; organizing and preparing Board materials for quarterly and interim meetings as required; and administering other operations such as tax-reporting. Each Board also noted that fees charged to retail insurance clients were generally comparable to fees charged to the Fund and the Trust, and that those charged to offshore funds were generally comparable to fees charged to the Fund and the Trust. Each Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were below the median of expenses of comparable funds as classified by Lipper. Each Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to the Fund and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund/Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Trust to participate in these economies of scale. Each Board noted that the Fund's and Trust's management fee rate includes a breakpoint schedule that reduces the Fund's/Trust's management fee rate as the Fund's/Trust's assets increase. Each Board determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the Boards of the Fund and of the Trust including all of the independent directors, approved the renewal of the existing Investment Advisory Agreements and sub-advisory agreements, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.           MARCH 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006